SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549


                           Form 8-K
                        CURRENT REPORT
              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


              Date of Report:  February 28, 1996


                      GENERAL MILLS, INC.
                  (Exact Name of Registrant)


                           Delaware
                   (State of Incorporation)


No. 1-1185                             No. 41-0274440
(Commission File Number)     (IRS Employer Identification No.)



Number One General Mills Boulevard (Mail: P.O. Box 1113, Zip 55440)
                 Minneapolis, Minnesota 55426
            (Address of principal executive office)


          Registrant's Telephone No.: (612) 540-2311


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3. ITEM 7.  Financial Statements and Exhibits

   (c)  Exhibits.

   1. Distribution Agreement dated February 28, 1996 between General Mills, Inc. and Goldman, Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
        Morgan Stanley & Co. Incorporated, Dillon, Read & Co. Inc.
        and BT Securities Corporation.

   4.   Forms of Medium-Term Notes:

        a) Indexed Medium-Term Note, Series E;

        b) Medium-Term Floating Rate Note, Series E;

        c) Medium-Term Fixed Rate Note, Series E; and

        d) Medium-Term Fixed Rate Amortizing Note, Series E.

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                          SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           GENERAL MILLS, INC.


                          By:   /s/ Ivy S. Bernhardson
                             Ivy S. Bernhardson
                             Vice President, Assistant Secretary


Dated:  February 28, 1996